Exhibit 99.1

Cubist Reports Third Quarter 2014 Financial Results

•                                          Total Net Revenues of $309.2 Million, Up 16% Over Q3 2013

•                                          Non-GAAP Adjusted Operating Income of $99.1 Million; GAAP Operating Income of $67.8 Million

•                                          Non-GAAP Diluted EPS of $0.58; GAAP Diluted EPS of $0.29

Lexington, Mass., October 21, 2014 — Cubist Pharmaceuticals, Inc. (NASDAQ: CBST) today announced results for the third quarter ended September 30, 2014.  The Company will host a conference call and webcast today at 5:00 p.m. ET (details below).

Financial highlights for the third quarter of 2014 (unaudited)

•                  Q3 2014 total net revenues were $309.2 million, up 16% compared to $266.0 million in Q3 2013.

•                  U.S. CUBICIN® (daptomycin for injection) net product revenues increased 12% to $256.7 million from $229.9 million in Q3 2013, the first quarter with U.S. net revenue representing an annualized run rate of greater than $1 billion.

•                  International product revenues were $16.6 million compared to $13.0 million in Q3 2013.

•                  Non-GAAP adjusted operating income was $99.1 million compared to $52.5 million in the third quarter of 2013. GAAP operating income was $67.8 million compared to $4.1 million in the third quarter of 2013.

•                  Non-GAAP diluted earnings per share (EPS) was $0.58 compared to $0.41 in the third quarter of 2013.  GAAP diluted EPS was $0.29 compared to $(0.50) in the third quarter of 2013.

“This was a strong quarter for Cubist in which we made significant progress against our 2014 financial and business objectives, driven by CUBICIN and meaningful contributions across our portfolio,” said Mike Bonney, CEO of Cubist.  “We are pleased with the early interest in our new antibiotic for the treatment of adult acute bacterial skin and skin structure infections, SIVEXTRO, as well as the traction we are seeing in our re-launch of DIFICID and with sales of ENTEREG. Third quarter results reflect important momentum across our portfolio and complement our continued launch preparation leading up to the December FDA action date of our potential blockbuster ceftolozane/tazobactam, now known as ZERBAXA.”

As of September 30, 2014, Cubist had $687.0 million in cash, cash equivalents and investments. The total number of Cubist’s common shares outstanding as of September 30, 2014, was 76,012,863.

Recent Corporate Highlights

•                  On October 20, Cubist announced that current President and Chief Operating Officer Rob Perez will become the Company’s Chief Executive Officer, effective January 1, 2015. At that time, Mr. Bonney will retire from his role as CEO and become non-executive Chair of Cubist’s Board of Directors and current Board Chair, Kenneth M. Bate, will become Lead Independent Director.

•                  On September 18, Cubist announced the official opening of its international headquarters in Zurich, Switzerland, reinforcing its commitment to global public health. Located in a growing biopharmaceutical hub in Switzerland, the Company’s international operations complement Cubist’s corporate headquarters in Lexington, Massachusetts, in the United States.

65 Hayden Avenue, Lexington, MA 02421 P 781.860.8660 F 781.861.0566  www.cubist.com

Recent Product and Pipeline Highlights

•                  On August 22, the European Medicines Agency (EMA) announced that it accepted for review the Company’s Marketing Authorization Application (MAA) for its investigational antibiotic ZERBAXA™ (ceftolozane/tazobactam for injection). Cubist is seeking approval of ZERBAXA for the treatment of complicated urinary tract infections and complicated intra-abdominal infections, with a decision from the European Commission (EC) expected during the second half of 2015. Prior to the MAA acceptance, the U.S. Food and Drug Administration (FDA) accepted the Company’s New Drug Application (NDA) for ZERBAXA with Priority Review and assigned an action date of December 21, 2014.

•                  On August 5, Cubist announced that SIVEXTRO® (tedizolid phosphate), indicated for the treatment of adult acute bacterial skin and skin structure infections (ABSSSI), is now available in the U.S. in once-daily I.V. and oral formulations. Approved by the FDA on June 20, 2014, SIVEXTRO addresses ABSSSI caused by susceptible Gram-positive bacteria, including methicillin-resistant Staphylococcus aureus — which has been categorized by the U.S. Centers for Disease Control and Prevention as a serious public health threat.

Use of Non-GAAP Financial Measures

Cubist has presented certain non-GAAP financial measures, including non-GAAP adjusted operating income, non-GAAP net income, non-GAAP diluted earnings per share, non-GAAP cost of product revenues, non-GAAP R&D expenses, non-GAAP SG&A expenses, non-GAAP other income (expense) and non-GAAP provision for income taxes. These non-GAAP financial measures exclude certain amounts, expenses or income, from the corresponding financial measures determined in accordance with accounting principles generally accepted in the U.S. (GAAP). Management believes this non-GAAP information is useful for investors, taken in conjunction with Cubist’s GAAP financial statements, because it provides greater transparency regarding Cubist’s operating performance. Management uses these measures, among other factors, to assess and analyze operational results and trends and to make financial and operational decisions. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of Cubist’s operating results as reported under GAAP, not as a substitute for GAAP. In addition, these non-GAAP financial measures are unlikely to be comparable with non-GAAP information provided by other companies. The determination of the amounts that are excluded from non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts. Reconciliations between these non-GAAP financial measures and the most comparable GAAP financial measures are included in the tables accompanying this press release after the unaudited condensed consolidated financial statements.

***********************CONFERENCE CALL & WEBCAST INFORMATION***********************

CUBIST Q3 2014 FINANCIAL RESULTS

Tuesday, October 21, 2014 at 5:00 pm ET

U.S./Canada Attendee Dial-in: (855) 319-7654

International Attendee Dial-in: (484) 756-4327

Conference ID: 11866394

24-HOUR REPLAY U.S./CANADA: (855) 859-2056

24-HOUR REPLAY INTERNATIONAL: (404) 537-3406

Conference ID: 11866394

CALL WILL ALSO BE BROADCAST LIVE, LISTEN ONLY, VIA THE WEB AT:

https://cubist.webex.com/cubist/onstage/g.php?t=a&d=294736098

Attendee Password: 10212014

Replay will be available for 90 days at www.cubist.com

*********************************************************************************

About Cubist

Cubist Pharmaceuticals, Inc. is a biopharmaceutical company focused on the research, development, and commercialization of pharmaceutical products that address significant unmet medical needs in the acute care environment. Cubist is headquartered in Lexington, Mass. Additional information can be found at Cubist’s web site at www.cubist.com.

Forward Looking Statements

This press release contains forward-looking statements. Any statements contained herein which do not describe historical facts, including but not limited to, statements regarding: our expected third quarter 2014 financial results; our progress against our 2014 financial and business objectives; the projected CUBICIN U.S. revenue annualized run rate of greater than $1 billion; our belief that ZERBAXA has the potential to achieve blockbuster status; the Prescription Drug User Fee Act (PDUFA) action date for our NDA with the FDA for ZERBAXA, including our launch preparation actions; the expected timing for a decision from the EC on our MAA with the EMA for ZERBAXA; the therapeutic and commercial potential of SIVEXTRO, including the level of interest in SIVEXTRO; our progress in our re-launch of DIFICID® and sales of ENTEREG®; the expected retirement of our current CEO and the expected appointment of our new CEO, our new non-executive Chair of the Board and our new Lead Independent Director; and our commitment to global public health, are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others: the risk that our final third quarter 2014 financial results will differ materially from our expected results disclosed in this release; regulatory developments, including the risk that the FDA and EC may not agree with our interpretation of the results from the clinical studies of ZERBAXA, may not approve on a timely basis or at all our NDA and/or MAA for ZERBAXA or may require additional data, analysis, information or further studies that may not be clinically feasible or financially practicable; the review of our NDA and/or MAA for ZERBAXA may take longer than anticipated, including as a result of internal regulatory authority constraints; our ability to achieve our financial and business objectives, including as a result of our ability to continue to grow revenues from the sale of our commercial products, generic and other competition, manufacturing issues, our ability to successfully develop, gain marketing approval for and commercially launch our product candidates for their planned indications and on their expected timelines, and our ability to discover, in-license or acquire new products and product candidates; any marketing approval for ZERBAXA may impose significant limitations on its use and additional post-marketing requirements; our ability to obtain adequate pricing and reimbursement levels for our products; our ability to successfully commercialize our products; the acceptance of and demand for new pharmaceutical products; competitive risks from current and future therapeutic alternatives to our products; our ability to obtain, maintain and enforce intellectual property for our products and product candidates; additional clinical trials of SIVEXTRO and/or ZERBAXA may produce negative or inconclusive results or may not be initiated or conducted in a timely manner; technical difficulties, excessive costs or other issues relating to the manufacture or supply of our products and product candidates, including our ability to work with our third party contract manufacturers that manufacture and supply our product and product candidates on our behalf; our ability to work with, and the performance of our third party contract research organizations that help us conduct our clinical trials; the risk that the planned leadership transition does not occur in the manner or on the time frame that we currently expect; we may encounter other unanticipated or unexpected risks with respect to the development, manufacture or commercialization of our products and product candidates; and those additional factors discussed in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. We caution investors not to place considerable reliance on the forward-looking statements contained in this press release. These forward-looking statements speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements.

Cubist Pharmaceuticals, Inc.
INVESTORS:	MEDIA:
Eileen C. McIntyre, (781) 860-8533	Julie DiCarlo, (781) 860-8063
Vice President, Investor Relations	Senior Director, Corporate Communications
eileen.mcintyre@cubist.com	julie.dicarlo@cubist.com

Tables to follow

CUBIST PHARMACEUTICALS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

UNAUDITED

(in thousands)

	September 30, 2014	December 31, 2013
ASSETS
Cash, cash equivalents and investments	$686,982	$578,558
Accounts receivable, net	115,125	123,155
Inventory	120,552	116,829
Property and equipment, net	182,532	177,544
Deferred tax assets, net	46,877	52,507
In-process research and development	237,400	896,400
Goodwill	381,930	381,930
Other intangible assets, net	1,322,382	721,066
Other assets	89,492	97,143
Total assets	$3,183,272	$3,145,132

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued liabilities	$198,101	$276,955
Deferred tax liabilities, net	363,772	357,113
Deferred revenue	34,519	37,421
Contingent consideration	167,454	223,322
Debt and other liabilities, net	879,779	856,590
Total liabilities	1,643,625	1,751,401
Total stockholders’ equity	1,539,647	1,393,731
Total liabilities and stockholders’ equity	$3,183,272	$3,145,132

CUBIST PHARMACEUTICALS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

UNAUDITED

(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Revenues:
U.S. CUBICIN product revenues, net	$256,694	$229,920	$703,601	$659,082
U.S. DIFICID product revenues, net	17,440	—	47,723	—
U.S. ENTEREG product revenues, net	15,315	13,676	43,842	37,265
U.S. SIVEXTRO product revenues, net	2,434	—	2,434	—
Total U.S. product revenues, net	291,883	243,596	797,600	696,347
International product revenues	16,619	12,987	51,131	40,349
Other revenues	653	9,410	16,055	18,005
Total revenues, net	309,155	265,993	864,786	754,701

Costs and expenses:
Cost of product revenues	94,959	60,989	257,113	179,705
Research and development expense	66,032	123,423	291,497	352,822
Contingent consideration expense (income)	2,224	2,641	(55,868)	7,280
Selling, general and administrative expense	77,791	73,855	227,510	171,945
Restructuring charges	340	1,029	6,248	1,029
Total costs and expenses	241,346	261,937	726,500	712,781
Operating income	67,809	4,056	138,286	41,920
Total other (income) expense, net	14,031	43,171	42,253	56,051
Income (loss) before income taxes	53,778	(39,115)	96,033	(14,131)
Provision (benefit) for income taxes	30,949	(5,220)	24,943	(1,566)
Net income (loss)	$22,829	$(33,895)	$71,090	$(12,565)

Basic net income (loss) per common share	$0.30	$(0.50)	$0.94	$(0.19)
Diluted net income (loss) per common share	$0.29	$(0.50)	$0.90	$(0.19)

Shares used in calculating:
Basic net income (loss) per common share	75,834,443	67,841,665	75,400,064	66,122,521
Diluted net income (loss) per common share	85,995,727	67,841,665	85,901,660	66,122,521

CUBIST PHARMACEUTICALS, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

UNAUDITED

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Operating income reconciliation: (1)
GAAP operating income	$67,809	$4,056	$138,286	$41,920
Cost of product revenues adjustments (1)	27,762	5,620	60,903	16,619
Research and development expense adjustments (1)	927	12,305	7,482	52,305
Contingent consideration expense (income)	2,224	2,641	(55,868)	7,280
Selling, general and administrative expense adjustments (1)	—	26,875	2,158	26,875
Restructuring charges	340	1,029	6,248	1,029
Non-GAAP adjusted operating income	$99,062	$52,526	$159,209	$146,028
Non-GAAP other (income) expense (2)	5,338	3,828	16,579	9,431
Non-GAAP provision for income taxes (2)	41,311	15,965	63,372	44,670
Non-GAAP net income	$52,413	$32,733	$79,258	$91,927

(1) Detail on the adjustments included herein is provided in the tables below.

(2) A reconciliation to the most comparable GAAP financial measure is included in the tables below.

CUBIST PHARMACEUTICALS, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

UNAUDITED

(in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Cost of product revenues reconciliation:
GAAP cost of product revenues	$94,959	$60,989	$257,113	$179,705
Intangible asset amortization	(26,554)	(4,552)	(57,344)	(13,529)
Inventory fair value step-up	(1,208)	(1,068)	(3,559)	(3,090)
Non-GAAP cost of product revenues	$67,197	$55,369	$196,210	$163,086

Product gross margin reconciliation:
GAAP product gross margin	69.2%	76.2%	69.7%	75.6%
Intangible asset amortization	8.6%	1.8%	6.8%	1.8%
Inventory fair value step-up	0.4%	0.4%	0.4%	0.4%
Non-GAAP product gross margin	78.2%	78.4%	76.9%	77.8%

Research and development expenses reconciliation:
GAAP research and development expenses	$66,032	$123,423	$291,497	$352,822
Acquisition-related expenses	(110)	(12,305)	(5,032)	(12,305)
Intangible asset amortization	(817)	—	(2,450)	—
Upfront license fees	—	—	—	(40,000)
Non-GAAP research and development expenses	$65,105	$111,118	$284,015	$300,517

Selling, general and administrative expenses reconciliation:
GAAP selling, general and administrative expenses	$77,791	$73,855	$227,510	$171,945
Acquisition-related expenses	—	(26,875)	(2,158)	(26,875)
Non-GAAP selling, general and administrative expenses	$77,791	$46,980	$225,352	$145,070

Other (income) expense reconciliation:
GAAP other (income) expense	$14,031	$43,171	$42,253	$56,051
Non-cash debt discount amortization	(8,693)	(4,765)	(25,674)	(12,042)
Loss on extinguishment of convertible notes	—	(34,578)	—	(34,578)
Non-GAAP other (income) expense	$5,338	$3,828	$16,579	$9,431

Provision (benefit) for income taxes reconciliation:
GAAP provision (benefit) for income taxes	$30,949	$(5,220)	$24,943	$(1,566)
Tax adjustment	10,362	21,185	38,429	46,236
Non-GAAP provision for income taxes	$41,311	$15,965	$63,372	$44,670

CUBIST PHARMACEUTICALS, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

UNAUDITED

(in thousands, except share and per share amounts)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014		2013		2014		2013
Non-GAAP net income reconciliation:
GAAP net income (loss)	$22,829		$(33,895)		$71,090		$(12,565)
Non-cash debt discount amortization	8,693		4,765		25,674		12,042
Loss on extinguishment of convertible notes	—		34,578		—		34,578
Intangible asset amortization	27,371		4,552		59,794		13,529
Inventory fair value step-up	1,208		1,068		3,559		3,090
Restructuring charges	340		1,029		6,248		1,029
Acquisition-related expenses	110		39,180		7,190		39,180
Upfront license fees	—		—		—		40,000
Contingent consideration expense (income)	2,224		2,641		(55,868)		7,280
Tax adjustment	(10,362)		(21,185)		(38,429)		(46,236)
Non-GAAP net income	$52,413		$32,733		$79,258		$91,927

Diluted earnings per common share reconciliation:
GAAP diluted earnings (loss) per common share	$0.29		$(0.50)		$0.90		$(0.19)
Non-GAAP dilutive adjustments	0.29	(1)	0.91	(1)	0.03	(1)	1.36	(1)
Non-GAAP diluted earnings per common share	$0.58		$0.41		$0.93		$1.17

Shares used in diluted per common share calculation reconciliation:
GAAP shares used in diluted earnings (loss) per common share	85,995,727		67,841,665		85,901,660		66,122,521
Non-GAAP dilutive share adjustments	9,705,442	(2)	18,644,465	(3)	9,705,442	(2)	17,925,826	(3)
Non-GAAP shares used in diluted earnings per common share	95,701,169		86,486,130		95,607,102		84,048,347

(1)   Includes impact of non-GAAP adjustments from GAAP net income to non-GAAP net income and add back of interest expense and debt issuance costs on Cubist’s outstanding convertible notes, net of tax effect

(2)   Additional dilutive weighted average shares issuable upon conversion of Cubist’s outstanding convertible notes

(3)   Additional dilutive weighted average shares issuable upon conversion of Cubist’s outstanding convertible notes and exercise or vesting of Cubist’s outstanding equity awards